                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by the Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                EDIFY CORPORATION
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1) Amount Previously Paid:

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

                                      LOGO

                                 April 13, 1999

To Our Stockholders:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Edify Corporation to be held at Edify's headquarters located at 2840 San Tomas Expressway, Santa Clara, California, on Wednesday, May 26, 1999, at 2:00 p.m., local time.

     The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE IN THE ENCLOSED POSTAGE-PAID ENVELOPE BEFORE THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Jeffrey M. Crowe

                                          Jeffrey M. Crowe
                                          President and Chief Executive Officer

                               EDIFY CORPORATION
                           2840 SAN TOMAS EXPRESSWAY
                         SANTA CLARA, CALIFORNIA 95051
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Edify Corporation (the "Company") will be held at Edify's headquarters located at 2840 San Tomas Expressway, Santa Clara, California, on Wednesday, May 26, 1999, at 2:00 p.m., local time, for the following purposes:

     1. To elect six directors, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

Jeffrey M. Crowe           Tench Coxe
Stephen M. Berkley         Donald R. Hollis
Kelly D. Conway            Stewart A. Schuster

     2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 3,525,000 to 4,375,000 shares.

     3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 900,000 to 1,650,000 shares and to provide that the number of shares of Common Stock reserved for issuance thereunder will be automatically increased each January 1 by an amount equal to 2% of the total number of shares outstanding on the immediately preceding December 31.

     4. To approve an amendment to the Company's 1996 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 175,000 to 225,000 shares.

     5. To ratify the selection of KPMG LLP as the Company's independent auditors for 1999.

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 29, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder, for any purpose relevant to the Meeting, at the Company's offices at 2840 San Tomas Expressway, Santa Clara, California, during the Company's ordinary business hours for ten days before the Meeting.

                                          By Order of the Board of Directors

                                          /s/ Stephanie A. Vinella

                                          Stephanie A. Vinella
                                          Vice President of Finance and
                                          Administration,
                                          Chief Financial Officer and Secretary
Santa Clara, California
April 13, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                               EDIFY CORPORATION
                           2840 SAN TOMAS EXPRESSWAY
                         SANTA CLARA, CALIFORNIA 95051
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                 April 13, 1999

     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Edify Corporation, a Delaware corporation (the "Company" or "Edify"), for use at the Annual Meeting of Stockholders of the Company to be held at Edify's headquarters, located at 2840 San Tomas Expressway, Santa Clara, California, on Wednesday, May 26, 1999, at 2:00 p.m., local time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 13, 1999. An annual report for the year ended December 31, 1998 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Only holders of record of the Company's Common Stock at the close of business on March 29, 1999 (the "Record Date") are entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had 17,659,886 shares of Common Stock outstanding and entitled to vote.

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively.

     If a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of Proposals No. 2, 3, 4 and 5 requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for" or "against" the proposal. Neither an abstention nor a broker non-vote will be counted as a vote "for" or "against" Proposal No. 2, 3, 4 or 5. All votes will be tabulated by the inspector of elections appointed for the Meeting.

     The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

     In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote.

     The Company will pay the expenses of soliciting proxies for the Meeting. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies from brokers, banks, nominees and intermediaries at a cost of approximately $3,000, plus out-of-pocket expenses. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and regular employees of the Company.

                            REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it before the Meeting or at the Meeting before the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board currently consists of six directors, all of whom are to be elected at the Meeting. Each director will be elected to hold office until the next annual meeting of stockholders or until a successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the six nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

NOMINEES

     The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

    NAME OF DIRECTOR         AGE               PRINCIPAL OCCUPATION                DIRECTOR SINCE
    ----------------         ---               --------------------                --------------
Jeffrey M. Crowe             42     President and Chief Executive Officer of            1990
                                    the Company
Stephen M. Berkley(1)(3)     54     President, SMB Associates                           1990
Kelly D. Conway              42     Executive Vice President, Technology                1998
                                    Solutions Company
Tench Coxe(1)(2)(3)          41     General Partner, Sutter Hill Ventures               1990
Donald R. Hollis             63     President, DRH Strategic Consulting Inc.            1997
Stewart A. Schuster(2)       53     Partner, Brentwood Associates                       1995

---------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating Committee.

     Mr. Crowe has been President, Chief Executive Officer and a director of the Company since co-founding the Company in 1990. From 1982 to 1990, he held various management and marketing positions at Rolm Corporation, a telecommunications equipment manufacturing company, most recently as General Manager. Mr. Crowe received a Bachelor of Arts degree in History from Dartmouth College in 1978 and a Masters degree in Business Administration from Stanford University in 1982.

     Mr. Berkley has served as a director of the Company since December 1990. Since June 1992 he has served as President of SMB Associates, an investment and consulting group. From August 1995 to May 1998 and from June 1992 to June 1993, he served as Chairman of Quantum Corporation, a disk drive company and from May 1987 to May 1992, he served as Chairman and Chief Executive Officer of Quantum Corporation. Mr. Berkley received a Bachelor of Arts degree in Economics from Colgate University in 1966 and a Masters degree in Business Administration from Harvard University in 1968. He has pursued additional studies at the London School of Economics. He serves as a director of Quantum Corporation.

     Mr. Conway has served as a director of the Company since January 1998. Since July 1995, he has been Executive Vice President of Technology Solutions Company ("TSC"), a consulting and systems integration company. From November 1993 to July 1995 he served as Senior Vice President of TSC. From 1991 to 1993, Mr. Conway was a partner in the management consulting firm of Spencer, Shenk and Capers. Prior to that, he was President of Telcom Technologies, a leading manufacturer of automatic call distribution equipment. Mr. Conway received a Bachelor of Arts degree in Economics from the University of California, Los Angeles in 1978 and a Masters degree in Business Administration from the University of Southern California in 1980.

     Mr. Coxe has served as a director of the Company since July 1990. Since 1989, he has served as a managing director of the general partner of Sutter Hill Ventures, a venture capital company. Mr. Coxe received a Bachelor of Arts degree in Economics from Dartmouth College in 1980 and a Masters degree in

Business Administration from Harvard University in 1984. Mr. Coxe serves as a director of Clarus Corporation and NVidia Corporation.

     Mr. Hollis has served as a director of the Company since December 1997. He has been President of DRH Strategic Consulting, Inc., a consulting firm, since March 1996. Prior to January 1996, Mr. Hollis served as an Executive Vice President of First Chicago Corporation/First National Bank of Chicago, where he was employed for 15 years. Prior to joining First Chicago, Mr. Hollis spent 10 years as Vice President of Chase Manhatten Bank. Mr. Hollis received a Bachelor degree in Business Administration from Kent State University in 1959. Mr. Hollis serves as a director of Deluxe Corporation, Teltrend, Inc., Information Advantage Software, Inc. and a privately-held company.

     Mr. Schuster has served as a director of the Company since September 1995. Since December 1995, he has been a Venture Partner of Brentwood Associates. From July 1986 to July 1995, he was at Sybase, a database software company, where he served most recently as Executive Vice President of Marketing. Mr. Schuster received a Bachelor of Science degree in Applied Mathematics and Computer Science from Washington University in 1967, a Master of Science degree in Mathematics from the University of Illinois in 1969 and a Ph.D. in Computer Science from the University of Illinois in 1973. He currently serves as a director of several privately-held companies.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     During 1998, the Board met eight times, including telephone conference meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

     Standing committees of the Board include an Audit Committee, Compensation Committee and a Nominating Committee.

     The current members of the Audit Committee are Messrs. Berkley and Coxe. The Audit Committee met four times during 1998. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

     The current members of the Compensation Committee are Messrs. Coxe and Schuster. The Compensation Committee met four times during 1998. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

     The current members of the Nominating Committee are Messrs. Berkley and Coxe. The Nominating Committee did not meet separately from the Board in 1998. The Nominating Committee will consider stockholder recommendations for director sent to the Nominating Committee, c/o Stephanie A. Vinella, at the Company's executive offices.

DIRECTOR COMPENSATION

     The Company pays each outside director $1,000 for each Board meeting attended and $500 for each committee meeting attended and reimburses outside directors for their reasonable expenses in attending Board meetings. Members of the Board who are not employees, consultants or independent contractors of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1996 Directors Stock Option Plan. For a discussion of the provisions of the 1996 Directors Stock Option Plan, see "Proposal No.
4 -- Amendment of 1996 Directors Stock Option Plan."

     The Company entered into a Consulting Agreement with DRH Strategic Consulting Inc. dated January 15, 1998 pursuant to which Donald R. Hollis, a director of the Company and the President of DRH Strategic Consulting Inc., will perform consulting services for the Company for up to ten days per year at a retainer of $50,000 per year, plus expenses. The daily fee for any additional days during a year is $5,000 plus expenses.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

                                 PROPOSAL NO. 2

                    AMENDMENT OF 1996 EQUITY INCENTIVE PLAN

     Stockholders are being asked to approve an amendment to the Company's 1996 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 850,000 shares, from 3,525,000 shares to 4,375,000 shares.

     The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the high technology industries. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals and facilitate the Company's expansion of its employee base.

     The Board approved the proposed amendment on January 20, 1999, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

INCENTIVE PLAN HISTORY

     The Incentive Plan, covering 1,000,000 shares of Common Stock, was adopted by the Board in February 1996 and approved by the stockholders in March 1996. Amendments to the Incentive Plan to increase the number of shares reserved for issuance under the Incentive Plan to 2,300,000 shares and later to 3,525,000 shares were adopted by the Board in December 1996 and April 1998, respectively, and approved by the stockholders in May 1997 and May 1998, respectively. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

     From inception of the Incentive Plan in May 1996 to December 31, 1998, options to purchase an aggregate of 4,081,034 shares of the Company's Common Stock were granted under the Incentive Plan. Of these, options were granted to the Named Executive Officers, as follows: Jeffrey M. Crowe, 150,000 shares; Alvin S. Begun, 70,000 shares; Stephanie A. Vinella, 70,000 shares; Patricia A. Tomlinson, 70,000 shares; and Joseph G. Brown, 100,000 shares. During the same period, the Company's executive officers as of December 31, 1998 as a group (9 persons) had been granted options to purchase a total of 807,000 shares and the current directors or nominees for election as a director who are not executive officers as a group (5 persons) had been granted no options. No options were granted during the period under the Incentive Plan to any associate of any executive officer or director of the Company, and no other person received 5% or more of such options. In July 1998, the Board approved the repricing of all outstanding stock options except for those granted to the Company's officers or Board members. Under the option repricing program, employees could exchange an option eligible for repricing for a new option having an exercise price of $8.625, the then current fair market value of the Company's Common Stock. Each repriced option vests on the same schedule as the option it replaced. Repriced options generally cannot be exercised until July 24, 1999. Options to purchase 1,096,393 shares of Common Stock were exchanged under this option repricing program.

SHARES SUBJECT TO THE INCENTIVE PLAN

     The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The Board has reserved an aggregate of 4,375,000 shares of Common Stock for issuance under the Incentive Plan. In addition, any shares remaining unissued under the Company's 1990 Stock Option Plan (the "Prior Plan") on the effective date of the Incentive Plan, including any shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, are no longer available for distribution under the Prior Plan but are available for distribution under the Incentive Plan. Shares subject to an option granted pursuant to the Incentive Plan that expires or terminates for any reason without being exercised or shares subject to an award granted pursuant to the Incentive Plan that are forfeited or are repurchased by the Company at the original issue price or are subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to awards under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 800,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of December 31, 1998, approximately 482 persons were eligible to participate in the Incentive Plan, 14,811 shares had been issued upon exercise of options, 2,492,608 shares were subject to outstanding options and 6,775 shares had been issued pursuant to stock bonus awards. As of that date, 2,471,213 shares were available for future grant pursuant to the Incentive Plan, after taking into account the proposed amendment to the Incentive Plan and the shares originally reserved for issuance under the Prior Plan that have become available for distribution under the Incentive Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $5.8125 per share on March 26, 1999, the last trading day before the Record Date.

ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Tench Coxe and Stewart A. Schuster, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each award and the terms and conditions of awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

STOCK OPTIONS

     The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time of grant. The per share exercise price of an ISO granted to a 10% stockholder must be no less than 110% of the fair market value of a share of Common Stock at the time of grant. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. The Company has not granted options under the Incentive Plan at less than fair market value and does not intend to do so in the foreseeable future. All options granted under the Incentive Plan before April 1, 1998 have a term of up to ten years. After April 1, 1998, all options granted under the Incentive Plan have a term of up to eight years.

     The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and an NASD broker; or
(8) by any combination of the foregoing.

RESTRICTED STOCK AWARDS

     The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan. In no event will the Company grant restricted stock awards totaling more than 25% of the shares of Common Stock reserved for issuance under the Incentive Plan.

STOCK BONUS AWARDS

     The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. During 1998, 1,030 shares were issued pursuant to stock bonus awards. In no event will the Company grant stock bonus awards totaling more than 10% of the shares of Common Stock reserved for issuance under the Incentive Plan.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

AMENDMENT OF THE INCENTIVE PLAN

     The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder.

TERM OF THE INCENTIVE PLAN

     Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in February 2006, ten years after the date the Board adopted the Incentive Plan.

FEDERAL INCOME TAX INFORMATION

     The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to the Company and Participants under the Incentive Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Each Participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Incentive Plan.

     Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

     Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1996 EQUITY INCENTIVE PLAN

                                 PROPOSAL NO. 3

                 AMENDMENT OF 1996 EMPLOYEE STOCK PURCHASE PLAN

     Stockholders are being asked to approve an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares, from 900,000 shares to 1,650,000 shares and to provide for an automatic increase each year in the pool of shares reserved for issuance thereunder equal to 2% of the total shares outstanding at the end of the Company's fiscal year provided that such annual increase will in no event exceed 1,650,000 shares per year. The Board believes that the increase in the number of shares reserved for issuance under the Stock Purchase Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Stock Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

     The Board approved the proposed amendment on January 20, 1999, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Stock Purchase Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Stock Purchase Plan.

STOCK PURCHASE PLAN HISTORY

     The Stock Purchase Plan, covering 300,000 shares of Common Stock, was adopted by the Board in February 1996 and approved by the stockholders in March 1996. Amendments to the Stock Purchase Plan to increase the number of shares reserved for issuance under the Stock Purchase Plan to 600,000 shares and later to 900,000 shares were adopted by the Board in March 1997 and April 1998, respectively, and approved by the stockholders in May 1997 and May 1998, respectively. The purpose of the Stock Purchase Plan is to provide employees of the Company and its subsidiaries and affiliates designated by the Board as eligible to participate in the Stock Purchase Plan ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment. The Company intends that the Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

SHARES SUBJECT TO THE STOCK PURCHASE PLAN

     The stock subject to issuance under the Stock Purchase Plan consists of shares of the Company's authorized but unissued Common Stock. The Board has reserved an aggregate of 1,650,000 shares of Common Stock for issuance under the Stock Purchase Plan subject to automatic annual increases equal to 2% of the total shares outstanding at the end of the Company's fiscal year. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

     The Stock Purchase Plan is administered by the Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan will be final and binding on all Participating Employees.

ELIGIBILITY

     All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Stock Purchase Plan, except the following: (a) employees who are not employed by the Company five days before the beginning of such Offering Period; (b) employees who are customarily employed for less than 20 hours per week; (c) employees who are customarily employed for less than five months in a calendar year; and (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     As of December 31, 1998, approximately 442 persons were eligible to participate in the Stock Purchase Plan. At that date, 426,240 shares had been issued pursuant to the Stock Purchase Plan and 473,760 shares were available for future issuance under the Stock Purchase Plan, not including the proposed amendment to the Stock Purchase Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $5.8125 per share on March 26, 1999, the last trading day before the Record Date.

     Participating Employees participate in the Stock Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws against commissions, before any deductions from the Participating Employee's salary pursuant to Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Stock Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

OFFERING PERIODS

     Each offering of Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods are planned to commence approximately February 1 and August 1 of each year and end approximately January 31 and July 31 of each year, respectively. Each Offering Period consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change the dates or the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

     Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period is set by a Participating Employee, that rate is effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

PURCHASE PRICE

     The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan is 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on the Nasdaq National Market on the date of determination as reported by Nasdaq.

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN

     The number of whole shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period.

WITHDRAWAL

     A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE STOCK PURCHASE PLAN

     The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan.

TERM OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan will continue until the earlier to occur of: (a) termination of the Stock Purchase Plan by the Board; (b) the issuance of all the shares of Common Stock reserved for issuance under the Stock Purchase Plan; or
(c) February 2006, ten years after the date the Board adopted the Stock Purchase Plan.

FEDERAL INCOME TAX INFORMATION

     The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to the Company and employees participating in the Stock Purchase Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participating Employee will depend upon his or her individual circumstances. Each Participating Employee has been and is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the Stock Purchase Plan.

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (a) 15% of the fair market value of the shares at the beginning of the Offering Period; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees are required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

     ERISA. The Stock Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

    THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1996 EMPLOYEE STOCK
                                 PURCHASE PLAN

                                 PROPOSAL NO. 4

                 AMENDMENT OF 1996 DIRECTORS STOCK OPTION PLAN

     Stockholders are being asked to approve an amendment to the Company's 1996 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares, from 175,000 shares to 225,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Directors Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality outside directors. The Directors Plan plays an important role in the Company's efforts to attract and retain outside directors of outstanding ability.

     The Board approved the proposed amendment on January 20, 1999, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Directors Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Directors Plan.

DIRECTORS PLAN HISTORY

     The Directors Plan was adopted by the Board in February 1996 and approved by the stockholders in March 1996. An amendment to the Directors Plan to increase the number of shares reserved for issuance under the Directors Plan to 175,000 shares was adopted by the Board in April 1998 and approved by the stockholders in May 1998. The purpose of the Directors Plan is to enhance the Company's ability through the use of equity incentives to attract and retain highly qualified outside directors.

STOCK SUBJECT TO OPTIONS

     The stock subject to options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is 225,000 shares of Common Stock, subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option will again be available for the grant of options under the Directors Plan.

ADMINISTRATION

     The Directors Plan is administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

ELIGIBILITY

     Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of the Company (or of any parent, subsidiary or affiliate of the Company) (the "Outside Directors") in accordance with the formula specified in the next paragraph. As of December 31, 1998, five persons were eligible to receive options pursuant to the Directors Plan, no shares had been issued upon exercise of options and the Company's current non-employee directors, as a group, had been granted options to purchase an aggregate of 120,000 shares under the Directors Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $5.8125 per share on March 26, 1999, the last trading day before the Record Date.

FORMULA FOR OPTION GRANTS

     Each Outside Director will automatically be granted an option to purchase 15,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). At each annual meeting of stockholders thereafter, each Outside Director will automatically be granted an option to purchase 7,500 shares of Common Stock, so long as he or she continuously remains a director of the Company (a "Succeeding Grant").

TERMS OF OPTION GRANTS

     Options granted pursuant to the Directors Plan are intended to be NQSOs. Each Initial Grant and Succeeding Grant will have a term of ten years and be exercisable in full immediately upon grant, subject to repurchase of unvested shares. The shares subject to such option vest at the rate of 2.08% per month, so long as the Outside Director continuously remains a director of the Company. The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock as of the date of the grant. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the Outside Director for more than six months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment," or through any combination of the foregoing.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the Directors Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the options). In the event that the successor corporation does not assume or substitute the options, such options will expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

AMENDMENT OF THE DIRECTORS PLAN

     The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan; provided, however, that the Committee may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive options. In any case, no amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee.

TERM OF THE DIRECTORS PLAN

     Unless terminated earlier as provided in the Directors Plan, options may be granted pursuant to the Directors Plan from time to time up until February 2006, ten years after the date the Board adopted the Directors Plan.

FEDERAL INCOME TAX INFORMATION

     For the federal tax implications to the Outside Directors and the Company for options granted under the Directors Plan, see the discussion of the tax implications of NQSOs in "Proposal No. 2 -- Amendment of 1996 Equity Incentive Plan -- Federal Income Tax Information" above.

ERISA

     The Directors Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1996 DIRECTORS STOCK OPTION
                                      PLAN

                               NEW PLAN BENEFITS

     The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant. Similarly, the amounts of future stock purchases under the Stock Purchase Plan are not determinable because, under the terms of the Stock Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

     Only Outside Directors of the Company are eligible to participate in the Directors Plan. The grant of options under the Directors Plan is not discretionary. Under the Directors Plan, each outside director will automatically be granted an option to purchase 7,500 shares of the Company's Common Stock on the date of the Meeting. Any outside director who first joins the Board before the next annual meeting will automatically be granted an option to purchase 15,000 shares of the Company's Common Stock on the date of his or her first appointment to the Board. The exercise prices of these options are not determinable because they are equal to fair market value of the Company's Common Stock on the date of grant.

                                 PROPOSAL NO. 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Company has selected KPMG LLP as its independent auditors to perform the audit of the Company's financial statements for 1999 and the stockholders are being asked to ratify such selection. KPMG LLP has been the Company's independent auditor since the inception of the Company. Representatives of

KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

 THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 29, 1999, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group.

                                                AMOUNT AND NATURE OF      PERCENT OF OUTSTANDING
          NAME OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP(1)       COMMON STOCK(1)
          ------------------------             -----------------------    ----------------------
Massachusetts Financial Services
  Company(2).................................         2,166,259                    12.3%
Funds affiliated with The Goldman Sachs
  Group, L.P.(3).............................         1,161,855                     6.6
Capital Research and Management Company(4)...         1,074,300                     6.1
Entities and individuals affiliated with
  Glynn Capital Management(5)................           901,083                     5.1
Jeffrey M. Crowe(6)..........................           714,761                     4.0
Alvin S. Begun(7)............................           175,296                     1.0
Stephanie A. Vinella(8)......................           165,023                       *
Tench Coxe(9)................................           151,230                       *
Stephen M. Berkley(10).......................            61,173                       *
Patricia A. Tomlinson(11)....................            45,233                       *
Stewart A. Schuster(12)......................            34,299                       *
Donald R. Hollis(13).........................             9,186                       *
Kelly D. Conway(14)..........................             8,499                       *
Joseph G. Brown(15)..........................             7,472                       *
All executive officers and directors as a
  group (14 persons)(16).....................         1,817,106                     9.9

---------------
  *  Less than 1%

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 29, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Based on a Schedule 13G filed with the Commission on February 11, 1999. As of December 31, 1998, Massachusetts Financial Services Company held sole dispositive power with respect to all of these shares and sole voting power with respect to 2,060,159 of these shares. The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

 (3) Based on a Schedule 13D Amendment filed with the Commission on October 27, 1998. As of October 23, 1998, each of Goldman, Sachs & Co. and The Goldman Sachs Group, L.P. had shared voting and dispositive power with respect to all of these shares and GS Capital Partners II, L.P. and GS Advisors, L.P. had shared voting and dispositive power with respect to 604,190 of these shares; GS Capital Partners II Offshore, L.P. and GS Advisors II (Cayman), L.P. had shared voting and dispositive power with respect to 240,190 of these shares; Goldman, Sachs & Co. oHG and GS Capital Partners II (Germany) Civil Law Partnership had shared voting and dispositive power with respect to 22,286 of these shares; and certain other limited partnerships had shared voting and dispositive power with respect to 96,297 of these shares. The general partner, managing general partner or general manager of each fund is an affiliate of The Goldman Sachs Group, L.P. ("GS Group"). Also includes 134,604 shares held in client accounts over which Goldman, Sachs & Co. or its employees have voting and/or investment discretion ("Managed Accounts") and 64,288 shares acquired in ordinary course trading activities by Goldman, Sachs & Co. The address of GS Group is 85 Broad Street, New York, New York 10004. GS Group disclaims beneficial ownership of the shares beneficially owned by the funds to the extent attributable to partnership interests therein held by persons other than GS Group and its affiliates and to the shares beneficially owned by the Managed Accounts.

 (4) Based on a Schedule 13G Amendment filed with the Commission on February 11, 1999. As of December 31, 1998, Capital Research and Management Company held dispositive power with respect to these shares and SMALLCAP World Fund, Inc. held voting power with respect 1,055,000 of these shares. Capital Research and Management Company, an investment advisor to SMALLCAP World Fund, Inc. and other non-reporting entities, disclaims beneficial ownership of these shares. The address of Capital Research and Management Company and SMALLCAP World Fund, Inc. is 333 South Hope Street, Los Angeles, California 90071.

 (5) Based on a Schedule 13G Amendment filed with the Commission on March 3, 1999 by a group consisting of 14 entities and seven individuals. Includes 40,800 shares as to which Crown Associates III, L.P. and Crown Partners III, L.P, its general partner, share voting and dispositive power. Also includes 20,100 shares as to which Crown-Glynn Associates, L.P. and Crown-Glynn Partners, L.P., its general partner, share voting and dispositive power. These entities also share voting and dispositive power with Crown-Glynn Advisors, Ltd., the investment advisor to Crown Associates III, L.P. and Crown-Glynn Associates, L.P. Also includes 225,600 shares as to which The Crown Trust and Crown Capital Management, Ltd. share voting and dispositive power. Crown Capital Management, Ltd. is the investment advisor to The Crown Trust. All of the foregoing entities also share voting and dispositive power with David F. Bellet, Chester A. Suida, Jeffrey S. Hamren and Margaret S. McNamara. Also includes 533,935 shares as to which Glynn Capital Management shares voting and dispositive power with the following entities for which it is investment advisor, with respect to the following shares: Glynn Emerging Opportunity Fund, 93,900 shares; Glynn Buckley Investments, L.P., 47,000 shares; McMorgan Fund II, L.P., 89,400 shares; and Glynn Investment, L.P., 34,545 shares. Also includes 10,900 shares beneficially owned by Glynn Peterson and 44,444 shares beneficially owned by Glynn Ventures III, L.P. All of the foregoing entities also share voting and dispositive power with John W. Glynn, Jr., Daryl Messinger and Steven Rosston, each of whom also has sole voting and dispositive power with respect to 52,129 shares, 4,000 shares and 8,928 shares, respectively. Also includes 15,591 shares with respect to which Chester A. Siuda has sole voting and dispositive power. The address of Glynn Capital Management, Glynn Buckley Investments, L.P., McMorgan Fund II, L.P., Glynn Emerging Opportunity Fund, Glynn Investment, L.P., Glynn Peterson, Glynn Ventures, III, L.P., John W. Glynn, Jr., Steven Rosston and Daryl Messinger is 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, California 94025. The address of Crown Capital Management Ltd., Crown Associates III, L.P., Crown Partners III, L.P., Crown-Glynn Associates, L.P., Crown-Glynn Partners, L.P., Crown-Glynn Advisors Ltd., The Crown Trust, Chester A. Siuda, Margaret S. McNamara and Jeffrey S. Hamren is 67 East Park Place, 8th Floor, Morristown, New Jersey 07960. The address of David F. Bellet is 60 East 42nd Street, Suite 3405, New York, New York 10165.

 (6) Includes 271,870 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Crowe is the President, Chief Executive Officer and a director of the Company.

 (7) Includes 93,435 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Begun is Vice President of Edify Services.

 (8) Includes 100 shares held of record by members of Ms. Vinella's immediate family and 48,936 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Ms. Vinella is the Vice President of Finance and Administration, Chief Financial Officer and Secretary of the Company.

 (9) Includes 83,659 shares held of record by Sutter Hill Ventures, a California limited partnership, over which Mr. Coxe shares voting and investment power with four other partners of the general partner.

     Mr. Coxe disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes 11,173 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Coxe is a director of the Company.

(10) Includes 11,173 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Berkley is a director of the Company.

(11) Includes 39,162 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Ms. Tomlinson is the Vice President of Human Resources of the Company.

(12) Includes 10,000 shares held of record by the Schuster Revocable Trust and 9,299 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Schuster is a director of the Company.

(13) Includes 7,186 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Hollis is a director of the Company.

(14) Includes 4,999 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Conway is a director of the Company.

(15) Represents 7,472 shares of Common Stock subject to options exercisable within 60 days of March 29, 1999. Mr. Brown is the Vice President of Worldwide Sales of the Company.

(16) Includes 633,030 shares of Common Stock subject to options exercisable within 60 days of March 26, 1999, including the options described in footnotes (6) through (15).

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of 1996, 1997 and 1998 to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1998 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                          ANNUAL COMPENSATION             ------------
                                                 --------------------------------------    SECURITIES
                                                                         OTHER ANNUAL      UNDERLYING
      NAME AND PRINCIPAL POSITION         YEAR    SALARY    BONUS(1)    COMPENSATION(2)     OPTIONS
      ---------------------------         ----   --------   --------    ---------------   ------------
Jeffrey M. Crowe........................  1998   $280,000   $61,250         $   --               --
  President and Chief Executive Officer   1997    240,009    91,920             --           75,000
                                          1996    158,683    45,200             --               --
Alvin S. Begun..........................  1998    171,882    84,460(3)          --               --
  Vice President of Edify Services        1997    150,006    78,795(3)          --           35,000
                                          1996    140,000    73,802(3)          --               --
Stephanie A. Vinella....................  1998    175,000    40,775             --               --
  Vice President of Finance and           1997    150,006    36,713          6,042           35,000
  Administration and Chief Financial
  Officer                                 1996    127,917    21,047             --               --
Patricia A. Tomlinson...................  1998    174,700    40,775             --               --
  Vice President of Human Resources       1997    132,005    31,713             --               --
                                          1996     86,648    13,060             --               --
Joseph G. Brown(4)......................  1998    133,338    77,463(3)          --          100,000
  Vice President of Worldwide Sales       1997         --        --             --               --
                                          1996         --        --             --               --

---------------
(1) Bonus is paid based on a percentage of salary provided that certain objectives are met. The percentage of salary and objectives to be met are established by management and approved by the Compensation Committee of the Board and are reviewed every six months.

(2) Represents payment for unused vacation time.

(3) Represents commissions.

(4) Joined the Company in May 1998.

     The following table sets forth further information regarding option grants pursuant to the Incentive Plan during 1998 to each of the Named Executive Officers. In accordance with the rules of the Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1998

                                                                                           POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED ANNUAL
                               NUMBER OF    PERCENTAGE OF                                  RATES OF STOCK PRICE
                               SECURITIES   TOTAL OPTIONS                                 APPRECIATION FOR OPTION
                               UNDERLYING    GRANTED TO                                           TERM(2)
                                OPTIONS     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -----------------------
            NAME               GRANTED(1)       1998          PER SHARE         DATE         5%           10%
            ----               ----------   -------------   --------------   ----------   ---------   -----------
Jeffrey M. Crowe.............    75,000          2.8%           $ 9.00         6/4/06     $322,282    $  771,922
Alvin S. Begun...............    35,000          1.3              9.00         6/4/06      150,398       360,230
Stephanie A. Vinella.........    35,000          1.3              9.00         6/4/06      150,398       360,230
Patricia A. Tomlinson........    35,000          1.3              9.00         6/4/06      150,398       360,230
Joseph G. Brown..............   100,000          3.8%            10.88         5/1/06      519,233     1,243,653

---------------
(1) The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Code) and will expire eight years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options, other than an initial grant, become exercisable over a four-year period, with 2.083% of the shares vesting for each full month that the optionee renders services to the Company. An initial option grant becomes exercisable over a four year period, with 25% of the shares vesting after one year of service and 2.083% of the shares vesting for each full month thereafter that the optionee renders services to the Company. Of the options granted to named executive officers in 1998, only Joseph G. Brown's option to purchase 100,000 shares is an initial grant. After December 31, 1998, the Company granted options to purchase 40,000 shares, 20,000 shares, 15,000 shares and 20,000 shares to Jeffrey M. Crowe, Alvin S. Begun, Patricia A. Tomlinson and Joseph G. Brown, respectively, at a price of $8.375 per share.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during 1998, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1998. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $8.3125 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1998, the last day of trading for 1998.

            AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                               SHARES                        OPTIONS AT YEAR-END               YEAR-END(2)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -----------   -----------   -------------   -----------   -------------
Jeffrey M. Crowe...........        --             --       242,500        137,500      $1,433,563      $132,813
Alvin S. Begun.............        --             --        84,166         60,834         530,828        66,359
Stephanie A. Vinella.......    30,538        285,714        45,500         62,500         148,750        53,125
Patricia A. Tomlinson......        --             --        34,999         65,001          24,062        15,313
Joseph G. Brown............        --             --            --        100,000              --            --

---------------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Coxe and Schuster. The members of the Compensation Committee are independent outside directors. There is no interlocking relationship between the Board or Compensation Committee and the board of directors or compensation committee of any other company.

                        REPORT ON EXECUTIVE COMPENSATION

     Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the Commission.

GENERAL COMPENSATION POLICY

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each year. The Committee administers the Company's incentive and equity plans, including the Incentive Plan and the Stock Purchase Plan.

     The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other key employees of the Company, relates a portion of each individual's total compensation to the Company-wide management and individual objectives and profit objectives set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, adjusted based on the individual officer's performance as measured against personal objectives, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

     The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive a cash bonus and to participate in the Incentive Plan.

     In preparing the performance graph for this Proxy Statement, the Company used the Hambrecht & Quist Computer Software Index ("H&Q Software Sector Index") as its published line of business index. The compensation practices of most of the companies in the H&Q Software Sector Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

1998 EXECUTIVE COMPENSATION

     BASE COMPENSATION. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1999 for each executive officer, including the CEO.

     INCENTIVE COMPENSATION. Cash bonuses are awarded only if an executive officer achieved predetermined individual performance goals and the Company met predetermined corporate objectives set by the Committee every six months. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those goals have been satisfied. For the first six months of 1998, the objectives used by the Company as the basis for incentive compensation were the Company's achievement of financial performance targets and the executive's achievement of both corporate and functional objectives. For the last six months of 1998, the objectives used by the Company as the basis for incentive compensation were the same as those for the first half of the year. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion.

     STOCK OPTIONS. Stock options are an essential element of the Company's executive compensation package. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. Approximately 100% of the Company's full-time employees participate in the Incentive Plan.

     In 1998, stock options were granted to each executive officer. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In 1998, the Committee considered these factors, as well as the number of options held by such executive officers that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

     For 1999, the Committee will be considering whether to grant future options under the Incentive Plan to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 1999 and to the number of options currently held by the executive officers that remain unvested.

     COMPANY PERFORMANCE AND CEO COMPENSATION. Mr. Crowe was responsible for the Company achieving a significant portion of its objectives for 1998. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's sales targets and significantly strengthening the Company's market position. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. Crowe incentive compensation of $61,250. This figure represents 44% of the target bonus for Mr. Crowe. Mr. Crowe was granted stock options in 1998 to purchase 75,000 shares of Common Stock, after consideration of his prior outstanding option grants and the number of options that remained unexercisable, and the number of shares Mr. Crowe already owns. The Committee reviewed the compensation practices of the comparable companies in determining Mr. Crowe's compensation.

     COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. The Company intends to comply with the requirements of Section 162(m) of the Code. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1998 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          TENCH COXE
                                          STEWART A. SCHUSTER

                        COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company from May 2, 1996 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1998 with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) and the Hambrecht & Quist Computer Software Index over the same period (assuming the investment of $100 in the Common Stock of the Company and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

     The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
         AMONG EDIFY CORPORATION, THE NASDAQ STOCK MARKET -- U.S. INDEX
                       AND THE H&Q SOFTWARE SECTOR INDEX

                                                    EDIFY CORPORATION        NASDAQ STOCK MARKET-US        H&Q SOFTWARE SECTOR
                                                    -----------------        ----------------------        -------------------
5/2/96                                                     100                         100                         100
6/28/96                                                    177                         101                         100
9/30/96                                                    135                         104                         103
12/31/96                                                   107                         110                         102
3/31/97                                                     73                         104                          94
6/30/97                                                     98                         123                         111
9/30/97                                                     96                         143                         133
12/31/97                                                   125                         134                         124
3/31/98                                                    135                         157                         161
6/30/98                                                     68                         162                         167
9/30/98                                                     45                         146                         139
12/31/98                                                    55                         189                         162

* $100 INVESTED ON 5/2/96 IN STOCK OR INDEX,
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1, 1998 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for payments set forth under "Proposal No. 1 -- Election of Directors -- Director Compensation" and "Executive Compensation" above.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 15, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission. Such persons are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1998, except that one Form 4, reporting an aggregate of two exempt transactions, for Joseph G. Brown, the Company's Vice President of Worldwide Sales, was filed late and one Form 4, reporting an aggregate of eight transactions, for Jimmy Arthur Sutton, the Company's Vice President of Engineering, was filed late.

                                 OTHER BUSINESS

     The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Dated: April 13, 1999                     By Order of the Board of Directors

                                          /s/ Stephanie A. Vinella

                                          Stephanie A. Vinella
                                          Vice President of Finance and
                                          Administration,
                                          Chief Financial Officer and Secretary

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                                      1518-PS-99

                                EDIFY CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                         As Adopted on February 29, 1996
                        and Amended through May 26, 1999


        1. ESTABLISHMENT OF PLAN. Edify Corporation (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "PARTICIPATING SUBSIDIARIES" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,650,000 shares of the Company's Common Stock is reserved for issuance under this Plan. In addition, on each January 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under the Plan shall be increased automatically by a number of shares equal to two percent (2%) of the total outstanding shares of the Company as of the immediately preceding December 31; provided that such increase shall in no event exceed 1,650,000 shares per year. Such numbers shall be subject to adjustments effected in accordance with
Section 14 of this Plan.

        2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

        3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

        4. ELIGIBILITY. Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

          (a) employees who are not employed by the Company or Participating Subsidiaries five days before the beginning of such Offering Period, except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock is declared effective by the SEC shall be eligible to participate in the first Offering Period under the Plan;

          (b) employees who are customarily employed for less than twenty (20) hours per week;

          (c) employees who are customarily employed for less than five (5) months in a calendar year;

                                               1996 Employee Stock Purchase Plan



          (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries.

        5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year; provided, however, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on January 31, 1998. Except for the first Offering Period, each Offering Period shall consist of four (4) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

        6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 26th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 26th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

        7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

        8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a)  The fair market value on the Offering Date; or

          (b) The fair market value on the Purchase Date;

        For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                                               1996 Employee Stock Purchase Plan



             (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported by Nasdaq on such date;

             (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

             (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

             (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Period will be the price determined by the Pricing Committee of the Board for the Common Stock to be sold to the Company's underwriters.

        9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

          (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

          (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

          (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversub-

                                               1996 Employee Stock Purchase Plan



scribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

          (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

          (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        10. LIMITATIONS ON SHARES TO BE PURCHASED.

           (a) No employee shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit, provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

           (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

           (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

           (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

           (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

        11.  WITHDRAWAL.

           (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

           (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date

                                               1996 Employee Stock Purchase Plan



subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

                                               1996 Employee Stock Purchase Plan



           (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

        12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

        14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

        15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or

                                               1996 Employee Stock Purchase Plan

otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

        16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

        17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

        18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

        19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

        20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); provided, however, that if the First Offering Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time),
(b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

        22.  DESIGNATION OF BENEFICIARY.

             (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

             (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the

                                               1996 Employee Stock Purchase Plan

knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

        25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

             (a) increase the number of shares that may be issued under this Plan; or

             (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

                                EDIFY CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                          As Adopted February 29, 1996
                        and Amended through May 26, 1999


             1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

             2. SHARES SUBJECT TO THE PLAN.

                     2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 4,375,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the Edify Corporation 1990 Stock Option Plan (the "PRIOR PLAN") on the Effective Date (as defined below) and any shares that: (a) are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full; (b) are subject to an award granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award granted pursuant to the Prior Plan that otherwise terminates without shares being issued will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                     2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

             3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary, or Affiliate of the Company) who are eligible to receive up to a maximum of 800,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                                                      1996 Equity Incentive Plan



             4.      ADMINISTRATION.

                     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

             (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

             (b) prescribe, amend and rescind rules and regulations relating to this Plan;

             (c)     select persons to receive Awards;

             (d)     determine the form and terms of Awards;

             (e) determine the number of Shares or other consideration subject to Awards;

             (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

             (g)     grant waivers of Plan or Award conditions;

             (h) determine the vesting, exercisability and payment of Awards;

             (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

             (j)     determine whether an Award has been earned; and

             (k) make all other determinations necessary or advisable for the administration of this Plan.

                     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

             5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                     5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                     5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock

                                                      1996 Equity Incentive Plan



Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                     5.3 Exercise Period. Options may be exercisable immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                     5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                     5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

             (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

             (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
                     (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
                     (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                                                      1996 Equity Incentive Plan



                     5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                     5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                     5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                     5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

             6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                     6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                     6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                     6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and

                                                      1996 Equity Incentive Plan



may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

             7. STOCK BONUSES.

                     7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                     7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                     7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                     7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

             8. PAYMENT FOR SHARE PURCHASES.

                     8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

             (a) by cancellation of indebtedness of the Company to the Participant;

             (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                                                      1996 Equity Incentive Plan



             (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

             (d) by waiver of compensation due or accrued to the Participant for services rendered;

             (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                     (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                     (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

             (f)     by any combination of the foregoing.

                     8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

             9. WITHHOLDING TAXES.

                     9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                     9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

             10. PRIVILEGES OF STOCK OWNERSHIP.

                     10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other

                                                      1996 Equity Incentive Plan



change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                     10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

             11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

             12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares held by a Participant which have not vested in accordance with the schedule set forth in the Award Agreement following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

             13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

             14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

             15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

             16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have

                                                      1996 Equity Incentive Plan



no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

             17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

             18. CORPORATE TRANSACTIONS.

                     18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the shareholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

                     18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                     18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                                                      1996 Equity Incentive Plan



             19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

             20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

             21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

             22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

             23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                     "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                     "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                     "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                     "BOARD" means the Board of Directors of the Company.

                     "CODE" means the Internal Revenue Code of 1986, as amended.

                     "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                     "COMPANY" means Edify Corporation or any successor corporation.

                                                      1996 Equity Incentive Plan



                     "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                     "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                     "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

             (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported by Nasdaq on such date;

             (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

             (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

             (d) if none of the foregoing is applicable, by the Committee in good faith.

                     "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                     "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

                     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     "PARTICIPANT" means a person who receives an Award under this Plan.

                     "PLAN" means this Edify Corporation 1996 Equity Incentive Plan, as amended from time to time.

                     "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

                     "SEC" means the Securities and Exchange Commission.

                     "SECURITIES ACT" means the Securities Act of 1933, as amended.

                     "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                     "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                                                      1996 Equity Incentive Plan



                     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                               EDIFY CORPORATION

                        1996 DIRECTORS STOCK OPTION PLAN

                         As Adopted on February 29, 1996
                        and Amended through May 26, 1999


        1. PURPOSE. This 1996 Directors Stock Option Plan (this "PLAN") is established to provide equity incentives for nonemployee members of the Board of Directors of Edify Corporation (the "COMPANY"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

        2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "BOARD"), this Plan will become effective on the time and date (the "EFFECTIVE DATE") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC; provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan and any Options granted hereunder will terminate. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("OPTIONS") may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained.

        3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOS"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

        4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "MAXIMUM NUMBER") is 225,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

        5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

        6.   ELIGIBILITY AND AWARD FORMULA.

             6.1 Eligibility. Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each such person referred to as an "OPTIONEE").

                                                1996 Directors Stock Option Plan



             6.2 Initial Grant. Each Optionee who on or after the Effective Date first becomes a member of the Board will automatically be granted an Option for 15,000 Shares (the "INITIAL GRANT") on the date such Optionee first becomes a member of the Board.

             6.3 Succeeding Grants. On the Effective Date and at each Annual Meeting of the Company thereafter, if the Optionee is still a member of the Board and has served continuously as a member of the Board since the date of the Optionee's Initial Grant, or if the Optionee did not receive an Initial Grant, the Optionee is a member of the Board on the Effective Date or has served continuously as a member of the Board since the Effective Date, the Optionee will automatically be granted an Option for 7,500 Shares (a "SUCCEEDING GRANT").

        7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to
Section 6 above:

             7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

             7.2 Vesting. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "START DATE" for such Option.

                  (a) Initial Grants. Each Option that is an Initial Grant will vest as to two and eight one-hundredths percent (2.08%) per month on the last date of each month following the Initial Grant, so long as the Optionee continuously remains a director or a consultant of the Company.

                  (b) Succeeding Grants. Each Succeeding Grant will vest as to two and eight one-hundredths percent (2.08%) per month on the last date of each month following the Succeeding Grant, so long as the Optionee continuously remains a director or a consultant of the Company.

             7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

             7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "EXPIRATION DATE"). The Option shall cease to vest and unvested Options shall expire when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "TERMINATION DATE". An Option may be exercised after the Termination Date only as set forth below:

                  (a) Termination Generally. If the Optionee ceases to be a member of the Board or consultant of the Company for any reason except death or disability, then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

                  (b) Death or Disability. If the Optionee ceases to be a member of the Board or consultant of the Company because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "CODE"), then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee (or the Optionee's legal representative) within twelve
(12) months after the Termination Date, but in no event later than the Expiration Date.

        8.   EXERCISE OF OPTIONS.

             8.1 Exercise Period. Subject to the provisions of Section 8.5 of the Plan, Options shall be exercisable immediately (subject to repurchase pursuant to Section 10 of the Plan).

                                                1996 Directors Stock Option Plan



             8.2 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

             8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

             8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

             8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                  (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 16 hereof.

                  (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

                  (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

        9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        10. RESTRICTIONS ON SHARES. The Company shall reserve to itself and/or its assignee(s) in the Grant a right to repurchase all unvested Shares held by an Optionee if the Optionee ceases to be a member of the Board or a consultant of the Company. The Company shall exercise such repurchase right within ninety
(90) days after the Optionee's Termination Date for cash at the Optionee's original exercise price.

        11. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial

                                                1996 Directors Stock Option Plan



statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

        12. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

        13. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

        14. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

        15. ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company) any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Section 15, such Options will expire on such transaction at such time and on such conditions as the Committee will determine.

        16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 12 above) or change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

        17. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

                                                1996 Directors Stock Option Plan



        18. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

             18.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

             18.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

             18.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

             18.4 "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

             (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported by Nasdaq on such date;

             (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

             (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

             (d) in the case of an Initial Grant made on the Effective Date or a Succeeding Grant made on the Effective Date, the price determined by the Pricing Committee of the Board for the Common Stock to be sold by the Company's underwriters; or

             (e) if none of the foregoing is applicable, by the Committee in good faith.

                                      PROXY

                                EDIFY CORPORATION

                            2840 San Tomas Expressway
                          Santa Clara, California 95051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Jeffrey M. Crowe and Stephanie A. Vinella, and each of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, $0.001 par value, of Edify Corporation (the "Company") held of record by the undersigned on March 29, 1999, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 26, 1999, at 2:00 p.m., local time, and at any continuations or adjournments thereof.

        This Proxy, when properly executed and returned in a timely manner, will be voted at the Meeting and any adjournments or postponements thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposals 2, 3, 4 and 5 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Meeting.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-------------------                                                                  -------------------
   SEE RESERVE           CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE           SEE REVERSE
       SIDE                                                                                 SIDE
-------------------                                                                  -------------------

                                   DETACH HERE
[X]        Please mark
           votes as in this
           example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE BOARD OF DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.

1.    Election of Directors.


      NOMINEES: Jeffrey M. Crowe, Stephen M. Berkley, Kelly D. Conway, Tench Coxe, Donald R. Hollis, Stewart A. Schuster

      [ ] FOR all nominees          [ ] WITHHOLD from all nominees.

                                                         MARK HERE     [ ]
                                                         FOR ADDRESS
                                                         CHANGE AND
                                                         NOTE BELOW
      [ ]
              ---------------------------------------------------------------
              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON LINE ABOVE.


2.    Proposal to approve an amendment to the Company's    FOR  AGAINST  ABSTAIN
      1996 Equity Incentive Plan to increase the number    [ ]    [ ]      [ ]
      of shares of Common Stock reserved for issuance thereunder from 3,525,000 to 4,375,000 shares.

3.    To approve an amendment to the Company's 1996        FOR  AGAINST  ABSTAIN
      Employee Stock Purchase Plan to increase the         [ ]    [ ]      [ ]
      number of shares of Common Stock reserved for issuance thereunder from 900,000 to 1,650,000 shares and to provide that the number of shares of Common Stock reserved for issuance thereunder will be automatically increased each January 1 by an amount equal to 2% of the total number of shares outstanding on the immediately preceding
      December 31.

4.    To approve an amendment to the Company's 1996        FOR  AGAINST  ABSTAIN
      Directors Stock Option Plan to increase the number   [ ]    [ ]      [ ]
      of shares of Common Stock reserved for issuance thereunder from 175,000 to 225,000 shares.

5.    Proposal to ratify the appointment of KPMG LLP       FOR  AGAINST  ABSTAIN
      as independent auditors for 1999.                    [ ]    [ ]      [ ]

In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:____________Date:_____, 1999    Signature:____________Date:_____, 1999


                                       2